Exhibit 99.1

Volume 2, Issue 2 Highwater Ethanol, LLC Did You Know? The “Quadricycle” was the first car to run on pure ethanol and was invented by Henry Ford in 1896. In 1908, he produced his famous “Ford Model T”, which was capable of running on ethanol, gasoline or a combination of both. ~~~~~ Source: Goettemoeller, Jeffrey; Adrian Goettemoeller (2007), Sustainable Ethanol: Biofuels, Biorefineries, Cellulosic Biomass, Flex-Fuel Vehicles, and Sustainable Farming for Energy Independence Construction continues to progress at a good rate at the Highwater Ethanol, LLC plant site. We estimate completion at about 92%, and anticipate a June 2009 startup for the plant. Detailed information about Highwater’s progress can be found in the article on page 3 of this newsletter. Continue to check the website for updates and construction photos at Construction Continues at Highwater Ethanol Spring 2009 Greetings. My name is Tom Streifel. I am the Commodity Risk Manager at HWE. I graduated from North Dakota State University with an Ag Economics degree in 1980. I spent the next 25 years working in Fargo, North Dakoata as a commodity broker/ consultant. I entered the ethanol industry in 2006, working as the Commodity Manager at a facility in central North Dakota. Given the turbulent nature of this industry last year, I feel the need to add that the facility was profitable during my time with the company. I spent my first 51 years all in North Dakota. I look forward to meeting my new neighbors in Southwest Minnesota and I am looking forward to taking on the challenges associated with this position. Contact Information: 24500 US HWY 14 PO Box 96 Lamberton, MN 56152 Phone: 507.752.6160 Toll Free: 888.667.3385 Fax: 507.752.6162 E-mail: info@highwaterethanol.com New Faces at HWE Site Check for updates and future newsletters on our website: www.highwaterethanol.com Investor Update Administration Building, as of April 23, 2009. Photo by Robin Spaude Hello! My name is Dan Dahl, and I am responsible for Environmental, Health, and Safety at Highwater Ethanol. My family and I moved to the Wabasso area in 2001 from Maple Grove, MN. While in Maple Grove, I was District Fire Chief and Fire Investigator for the city, and was a Sr. Technical Instructor for Xcel Energy at the two nuclear power plants in Minnesota. Since moving to Southwest Minnesota, I have worked as the Fire and Industrial Safety Training program coordinator for Minnesota West Community and Technical College, and as Safety Officer and Emergency Manager for Avera Marshall Regional Medical Center. I currently serve as the Fire Chief in Wabasso, I am a member of the Wabasso School Board, and I am active in many other Redwood County Emergency Services groups.

my opinion it can’t be done without a well trained staff that works together to produce ethanol and DDGs while keeping cost lower by operating and maintaining the equipment for years of service. The forth part of my acronym is where you and I get to do our part. It is our belief that Demand for our products is essential for profitability in our industry. There is a letter before the US Environmental Protection Agency right now requesting waiver allowing the blend for non-flex fuel vehicles be raised from 10% to 15%. The comment period is now closed with EPA but we need to continue to remind our government officials that we expect their support of this effort. We are in a region that is generally supportive of ethanol blended fuels but we must not assume that support is everywhere. We need our voice heard nationally. Ethanol has been blamed for food cost, water shortages, high energy cost, etc. For every negative story printed about ethanol, fact or fiction, I believe it will take at least ten or more positive comment to offset. We need positive attitudes toward our industry to be successful in the long-term. Minnesota is usually viewed as an avid supporter of bio-fuels. Chet Culver governor of Iowa publicly announced that he had sent a letter of support to EPA. The University of North Dakota announced its study showing that the move to E-15 blends would reduce our imports of gasoline by seven billion gallons. Susan Cischke VP of Ford Motor Company announced that she had sent a letter to EPA supporting E-15. These comments and support are what give the ethanol industry and Highwater Ethanol hope for a bright future. ~~~ David Moldan Chairman, Board of Governors, Highwater Ethanol, LLC PAGE 2 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 2 A Message from the CEO/GM Greetings from Highwater Ethanol, LLC, Lamberton, MN! As I write this for our spring news letter construction continues at a very fast pace. The progress of building the ethanol facility is nearing 90 – 92% complete. Construction on the Water Treatment facility, and Rail line is also nearing completion; we anticipate total construction to be wrapped up by early to mid June. We currently have approximately 100 construction workers of various disciplines on site. With construction wrapping up, we anticipate a late June startup of the facility. We continue to monitor the margins on a daily basis, as we have done over the past few months in the hope that we find opportunities for a positive margin for the coming year. It will not be easy, but we will continue to monitor and will attempt to take advantage of any potential opportunities. Highwater Ethanol, LLC intends to remain focused on margins and we will work hard to ensure the plant is run with this in mind. We believe the Renewable Fuels industry is here to stay, and want Highwater Ethanol, LLC to be part of this industry. Since the last newsletter our management team is in place; Mark Peterson, CFO, Mark Palmer, Plant Manager, Tom Streifel, Risk/Commodity Manager, Matt Lenning, Operations Manager, Dan Thompson, Maintenance Manager, Lisa Landkammer, Lab Manager. The majority of our management team comes with excellent experience in the ethanol industry. We believe we have positioned our team to be successful in the ethanol industry. As I write this, Highwater Ethanol, LLC employee’s will be starting work on Monday, May 4th, we will spend the month of May and first part of June in training classes in preparation for startup of the facility. (Continued on Page 5) The acronym I’ll choose is “MEED” (Management, Employees, Equipment, Demand) These are the four components I believe we need to make our company a success! As I said in our last newsletter our Management team is in place and is in my opinion doing an excellent job of transitioning us from a company under construction to one prepared for production. They have been busy completing staffing and making sure all things are in place to start production. Our staffing of Employees is now complete. They have been training and preparing for plant start-up and full production. They are as excited to get the plant going as are we. All the Equipment is now being tested to make sure it is ready to go. We believe that we have the most updated technology available in thanks to Fagen, Inc. and ICM. It is my belief that these three components need to all work together efficiently to be a success. If any one part is missing the other two parts can’t do it by themselves. In my opinion the board of directors role is to serve as the overseer to ensure all parts are given the opportunity to perform at their best by making sure they have what is needed to do that! I believe management needs to be able to keep cost of production as low as possible without limiting production efficiencies from being as high as possible. I also think employees need to help in the area of production efficiencies. In From the Board Chair...

At the Site with Robin PAGE 3 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 2 It seems winter has gone by in a flash and in my opinion so has the progress of constructing this plant. Since January’s newsletter the major achievements to mention are: The rail contractor, L.A. Colo, finished tracks 1 through 5 of 7 total tracks. DM&E has inspected these tracks and cleared them for operation. Rail tank cars and gondola cars are currently enroute to Highwater for staging for plant start up. With the grain receiving building now complete I anticipate the remaining rail track through this building and final grading of tracks 6 & 7 will be done in a couple weeks. The boiler package was received in mid-March and inserted into the energy center building. Logistic issues with rail movement of this equipment out of Canada and into Minnesota delayed delivery approximately one and one-half months. Fagen, Inc and ICM personnel are busy finishing the connections to this piece of equipment including water, natural gas and steam lines. Once hydro-testing of all piping is complete the boiler should be ready to fire up. A tremendous amount of progress has been made by Rice Lake Construction with the water treatment building. Since the last newsletter the building shell has been sealed up, all equipment installed, and water treatment systems tested and debugged. For this to happen the production wells had to be put into operation and that occurred in late March. The filtering of the water and hydro-testing of the water main and fire loop was completed. Fagen, Inc. is now using this water to hydro-test storage tanks in the tank farm. Fagen, Inc. and their subs have also made progress in installing all of the large and small bore piping and electrical power and signal cable throughout the plant site. The grain receiving building is now standing tall and most of the grain handling equipment has been installed and hooked up to electrical power. Painting and insulation crews are finishing up their portions of the job and as they do the construction areas are also getting cleaned up. The truck scales by the administration building were finished a couple months ago and final concrete approach aprons to the scales were finished last week. Construction manpower on the Highwater site peaked at 225 workers. Manpower is now down to approximately 115 workers and is continuing to decline weekly. Despite some tough wintry days we only lost portions of two days due to blizzard conditions. We are working on a few things that have to be in place before the plant can start up (i.e. liner installation in the R.O. reject pond and security fencing) but these tasks should only take a few days to complete. I’m currently working on the permanent, perimeter fencing and gating for the Highwater site, punch list items with the contractors and finalizing plans for getting the site roads paved before open house this fall. As you can see we’re getting close to completion and I would estimate the total project to be at approx. 92% as I finish this article. Enjoy the photos and I look forward to seeing you at the open house this fall! Save the Date! Highwater Ethanol, LLC Grand Opening Friday, September 11, 2009, 9:30 a.m. More details to come.

PAGE 4 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 2 The past few months have been busy with construction activities and planning for operations. A summary of some of the highlights are listed below. May 4th was the first day of work for 20 Highwater Ethanol employees that will be operating the facility 24/7. Looking forward, the next few weeks will be busy with various activities including 10 hours of OSHA safety training, HWE policy and procedure manual orientation, ICM process theory studies/ training, two weeks on-site training at an operating facility, two weeks of vendor supplied equipment training and two weeks of water trial/ troubleshooting prior to start-up. We’re looking forward to a safe and efficient start up towards the end of June. March: Moved to the administration building at the plant site Maintenance Manager, Dan Thompson on staff. Indeck Thermal Oxidizer arrived on March 19, and was set in place by March 25. Began hydrostatic testing of Tank Farm vessels. Plant Manager Update By Mark Palmer Process and WTB air compressors online. Communication fiber between the Administration building and the Process building pulled in. Interviewed over 50 candidates for operations. HWE preferred vendors selected. Environmental, Health and Safety Coordinator, Dan Dahl on staff. April: Lab Manager, Lisa Landkammer on staff. Rolling stock arrived including a John Deere front end loader, 10K Terex tele-handler, two forklifts, a scissor lift, a 30’ articulating electric boom lift, An 80’ articulating diesel boom lift, a New Holland skid loader and a ’95 Chevy maintenance truck. Fiber terminations and phone terminations completed. Potable water to process building. Job offer to employees. Fiber runs to ethanol load out stations completed. Greetings from the Accounting Department, we are busy gearing up for the addition of the plant staff. Brian and I are fortunate to have a good office staff in place before the additional hiring started for the plant staff. Thank you, Barb and Teresa for all your hard work. As we move closer to operation, the accounting department will be converting to a new accounting system that I believe will better fit plant operations. We reviewed and had discussions with several firms before choosing Encore Business Solutions. We started the process with about six different options and it quickly came down to two very good choices. We will update you more on how the conversion went in the next newsletter. The new accounting system will handle inbound grain, out bound ethanol and distillers’ grain sales while giving us a platform to manage inventory levels, maintenance and purchasing for the plant. An additional feature that I like is live tracking of our risk management program with timely reporting of information to management. The final feature that I will discuss is a module to track investor records. Thanks. Mark Peterson Mark Peterson CFO

PAGE 5 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 2 A Message from the CEO/GM continued from page 2 The annual meeting on February 20, 2009 was very well attended, with standing room only left at the American Legion in Lamberton, MN. We did an overview of the construction progress in 2008, reports from our Project Manager Robin Spaude, Plant manager Mark Palmer, Risk/Commodity Manager Tom Streifel and myself. We also introduced our CFO Mark Peterson. I certainly appreciate the fantastic attendance and all the great questions at our annual meeting. We look forward to startup and the coming year of operations. In closing, I can say it has been a great project to be part of, I hope, you our investor owners will be proud of the facility. We have scheduled our GRAND OPENING for Friday, September 11, 2009 at 9:30 a.m., tours of the site and facility will be on that day. I am looking forward to seeing everyone at our Grand Opening. We will take care of the present as we focus on the FUTURE! Brian Kletscher, CEO/GM Highwater Ethanol, LLC Boiler arriving by rail Rail spurs 1,2 & 3 facing west past rail load out View of Energy Center View of railroad facing west Views from the Highwater Ethanol Site View of Grain Receiving Building Well Site # 1 Pump House

This newsletter contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described in our filings with the Securities and Exchange Commission (“SEC”). Changes in our business strategy, capital improvements or development plans; Construction delays and technical difficulties in constructing the plant; Changes in the environmental regulations that apply to our plant site and operations; Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries; Changes in the availability and price of natural gas and corn, and the market for ethanol and distillers grains; Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives); Overcapacity within the ethanol industry; Changes and advances in ethanol production technology; and Competition from alternative fuel additives. Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this communication. We are not under any duty to update the forward-looking statements contained in this newsletter. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this communication. You should read this newsletter with the understanding that our actual results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements. PAGE 6 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 2 A training class for new employees Highwater Ethanol Lab Fire extinguisher training North view of site from the top of the silo West view of site from the top of the silo